UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 13, 2006

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Seagate and Maxtor today filed with the United States Securities and Exchange Commission (SEC) an amendment to their Registration Statement on Form S-4 which contains an amended proxy statement for shareholder meetings of each company, currently scheduled for May 17, 2006, to obtain shareholder approvals of the proposed acquisition of Maxtor by Seagate.

Clearance to proceed with the transaction was received from the United States Federal Trade Commission on February 14, 2006. The regulatory review process in the European Union and in other countries is currently underway.

Seagate and Maxtor are preparing for closing of this transaction during the month of May, contingent on regulatory and shareholder approvals. If the required regulatory and shareholder approvals are not obtained until later in the quarter, the companies have agreed to delay closing the proposed transaction until after the end of Seagate’s fiscal year, June 30, 2006, to ensure an orderly fiscal year-end audit.

SAFE HARBOR

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the anticipated closing date for Seagate’s acquisition of Maxtor. These forward-looking statements are based on information available to Seagate as of the date of this Current Report on Form 8-K and include the risk that regulatory approval and shareholder approvals of Seagate and Maxtor shareholders is not obtained in the contemplated timeframes, or at all. Information concerning additional risks and uncertainties related to Seagate’s acquisition of Maxtor is contained in Seagate’s Quarterly Report on Form 10-Q as filed with the SEC on February 3, 2006 and in Seagate’s Registration Statement on Form S-4 as filed with the SEC on March 14, 2006 and amended on April 13, 2006. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and Seagate undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

IMPORTANT ADDITIONAL INFORMATION

This communication is being made in respect of the proposed transaction involving Seagate and Maxtor. In connection with the proposed transaction, Seagate filed a Registration Statement on Form S-4 on March 14, 2006 with the SEC, as amended on April 13, 2006, containing a preliminary Joint Proxy Statement/Prospectus. This registration statement has not been declared effective by the SEC. Each of Seagate and Maxtor plan to file with the SEC other documents with respect to the proposed transaction. The definitive Joint Proxy Statement / Prospectus will be mailed to stockholders of Seagate and Maxtor. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Seagate and Maxtor through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Seagate by directing a request to Seagate Technology, 920 Disc Drive, P.O. Box 66360, Scotts Valley, California 95067, Attention: Investor Relations (telephone: (831) 439-5337) or going to Seagate’s corporate website at www.Seagate.com, or from Maxtor by directing a request to Maxtor Corporation, 500 McCarthy Boulevard, Milpitas, California 95035, Attention: VP of Investor Relations (telephone: 408-894-5000) or going to Maxtor’s corporate website at www.Maxtor.com.

Seagate and Maxtor, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Seagate’s directors and executive officers is contained in Seagate’s Annual Report on Form 10-K for the fiscal year ended July 1, 2005, its proxy statement dated October 7, 2005 and its Current Report on Form 8-K dated December 22, 2005, which are filed with the SEC. Information regarding Maxtor’s directors and executive officers is contained in Maxtor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and its proxy statement dated April 11, 2005, supplemental proxy statement dated May 10, 2005, its Current Report on Form 8-K dated August 24, 2005, as well as Seagate’s Registration Statement on Form S-4 dated March 14, 2006 (as amended on April 13, 2006), which are filed with the SEC. Additional information regarding the interests of such potential participants are included in the Joint Proxy Statement/Prospectus and the other relevant documents filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: April 13, 2006	By:	/s/ WILLIAM L. HUDSON
	Name:	William L. Hudson
	Title:	Executive Vice President, General Counsel and Secretary